UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 19, 2021
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On October 22, 2021, the Federal Home Loan Bank of Boston’s (the Bank’s) board of directors (the Board) declared four individuals elected, or deemed elected, in the Bank’s 2021 election of directors (the Annual Director Election), each with a term to begin January 1, 2022 and end December 31, 2025. The Board is constituted of member and independent directors who are elected by the Bank’s members, as discussed under Item 10 — Directors, Executive Officers, and Corporate Governance of the Bank’s 2020 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 19, 2021 (the 2020 Annual Report).

These elections took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932 (the Act) and the related regulations (the Applicable Regulations) of the Federal Housing Finance Agency (FHFA), the Bank’s principal regulator. For a description of the Bank’s director election process, see Item 10 — Directors, Executive Officers, and Corporate Governance of the 2020 Annual Report.

The Board declared the following three individuals elected as a member directors (the Member Directors-elect):

•Donna L. Boulanger, Chief Executive Officer of North Brookfield Savings in North Brookfield, Massachusetts, elected to fill a member directorship designated for the Commonwealth of Massachusetts. Ms. Boulanger is an incumbent director currently serving as vice chair of the Board and as a member of its Executive Committee, Risk Committee, and Ad Hoc Remediation Committee;

•William M. Parent, President & Chief Executive Officer of Envision Bank in Quincy, Massachusetts, elected to fill a member directorship designated for the Commonwealth of Massachusetts; and

•David Rotatori, President & Chief Executive Officer of Ion Bank in Naugatuck, Connecticut, elected to fill a member directorship designated for the state of Connecticut.

In addition to the Member Directors-elect, after reviewing the results of the members’ votes in the independent director election, the Board declared the following individual elected as an independent director (together with the Member Directors-elect, the Directors-elect):

•Macey Russell, partner at the law firm of Choate, Hall & Stewart, LLP in Boston, Massachusetts.

The Board has not yet determined on which committees the Directors-elect will serve in 2022.

Pursuant to the Applicable Regulations, the Bank’s member directors, including the Member Directors-elect, serve as officers or directors of Bank members. The Bank is a cooperative and conducts business primarily with its members, which are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Act and the Applicable Regulations, the Bank may conduct business with members whose officers or directors serve on the Board, including:

•extending credit in the ordinary course of business to such members, on market terms that are no more favorable to such members than the terms of comparable transactions with other members;

•purchasing short- and long-term investments, at market rates, from such members or their affiliates;

•entering into interest-rate-exchange agreements on market terms with affiliates of such members as counterparties; and

•providing affordable housing benefits in conjunction with such members, or affiliates of such members, on terms and conditions that are no more favorable to such members than the terms and conditions of comparable transactions with other members.

All of the foregoing transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see Item 13 — Certain Relationships and Related Transactions, and Director Independence of the 2020 Annual Report.

The Director Compensation Policy - 2022

On October 22, 2021, the Board approved the Director Compensation Policy - 2022 (the 2022 Director Compensation Policy), pursuant to which the Bank expects to compensate its directors for 2022, including the Directors-elect. The director compensation set forth in the 2022 Director Compensation Policy remains unchanged from the director compensation set forth in the Director Compensation Policy – 2021.

Summary. The 2022 Director Compensation Policy provides for fees paid for attendance at board and committee meetings and retainers paid in arrears at the end of each quarter. The policy provides for maximums on total director compensation and potential reduction based on attendance and performance.

Attendance Fees. The following table sets forth the attendance fees.

	Per Board Meeting	Per Committee Meeting	Telephonic/Remote Attendance	Maximum Attendance Fees
Chair	$11,500	$2,500	$1,500	$92,500
Vice Chair and Committee Chairs	$9,500	$2,500	$1,500	$77,500
Other Directors	$8,500	$2,500	$1,500	$72,500

Quarterly Retainers. The following table sets forth the quarterly retainers.

	Quarterly Retainer	Annual Retainer
Chair	$11,250	$45,000
Vice Chair and Committee Chairs	$10,000	$40,000
Other Directors	$8,750	$35,000

Maximum Compensation. The following table sets forth maximum director compensation.

	Maximum Attendance Fees	Maximum Retainer	Total Maximum Compensation
Chair	$92,500	$45,000	$137,500
Vice Chair and Committee Chairs	$77,500	$40,000	$117,500
Other Directors	$72,500	$35,000	$107,500

The Bank will also pay/reimburse directors for reasonable expenses related to the directors’ attendance at Board meetings.

Reduction in Compensation Based on Attendance and Performance. The Board may vote to reduce or eliminate a director’s final quarterly retainer payment if (i) the director has not attended at least 75% of all regular and special meetings of the Board and the committees on which the director served during the year, or (ii) the Board determines the director has consistently demonstrated a lack of engagement and participation in meetings attended.

The foregoing description of the 2022 Director Compensation Policy is qualified in its entirety by reference to the copy of the 2022 Director Compensation Policy included herein as Exhibit 10.1 and incorporated herein by reference.

Directors are entitled to participate in the Bank's nonqualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of his or her compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Director Election was conducted by mail. No in-person meeting of the members was held in connection with the Annual Director Election. On October 19, 2021, the day after the ballot receipt deadline, the Bank tallied the preliminary voting results for the Annual Director Election, which the Board declared final on October 22, 2021, as described in Item 5.02 of this Current Report.

Member Director Elections

As discussed in Item 5.02 of this Current Report, the Bank conducted an election for two member directors in Massachusetts and one member director in Connecticut. The following is a tally of the vote for the directorships in Massachusetts and Connecticut:

MASSACHUSETTS (MA)
	Number of MA Members Voting in Election (Total Ballots Received)	134
	Percent of MA Members Voting in Election	63%
	Total Number of Eligible Votes in MA (Potential for two positions)	6,245,974

Name	Member	Number of Votes Received
John A. Battaglia	President & CEO The Cooperative Bank, Roslindale, Massachusetts	646,655
Donna L. Boulanger (elected)	Chief Executive Officer North Brookfield Savings Bank, North Brookfield, Massachusetts	1,731,309
Anthony C. Criscuolo	VP & Treasurer Blue Cross Blue Shield of MA, Boston, Massachusetts	241,809
William M. Parent (elected)	President & CEO Envision Bank, Quincy, Massachusetts	1,326,922
Tim Smith	Senior Vice President, Chief Financial Officer, and Treasurer Workers Federal Credit Union, Littleton, Massachusetts	523,019

CONNECTICUT (CT)
	Number of CT Members Voting in Election (Total Ballots Received)	41
	Percent of CT Members Voting in Election	55%
	Total Number of Eligible Votes in CT (Potential)	895,732
Name	Member	Number of Votes Received
David Rotatori (elected)	President & CEO Ion Bank, Naugatuck, Connecticut	292,149
Gregory R. Shook	Director Essex Savings Bank, Essex, Connecticut	244,903

Independent Director Election

As discussed in Item 5.02 of this Current Report, the Bank conducted elections for one independent director. Under the Applicable Regulations, in an election for an independent directorship, when the number of nominees is equal to the number of independent directorships to be filled, a candidate for an independent directorship must receive at least 20 percent of the number of votes eligible to be cast in the election in order to be elected. The results of the vote for the independent director candidate is as follows:

INDEPENDENT DIRECTORS
	Number of Members Voting in Election (Total Ballots Received)	209
	Total Number of Eligible Votes (Potential)	5,288,925

	FHFA 20% Threshold Requirement	1,057,785

Name	Affiliation	Number of Votes Received
Macey Russell (elected)	Partner Choate, Hall & Stewart LLP Boston, Massachusetts	3,174,932

Item 9.01 Financial Statements and Exhibits

Exhibit Numbers:
10.1 2022 Director Compensation Policy
104 Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 22, 2021	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer